Loan Servicing	12 Months Ended
Dec. 31, 2014
Transfers and Servicing [Abstract]
Loan Servicing
Note 6: Loan Servicing

Mortgage loans serviced for others are not included in the accompanying consolidated balance sheets.  The risks inherent in mortgage servicing assets relate primarily to changes in prepayments that result from shifts in mortgage interest rates.  The unpaid principal balance of mortgage loans serviced for others was $137,877,795 and $145,883,259 at December 31, 2014 and 2013, respectively.

The following summarized the activity pertaining to mortgage servicing rights measured using the amortization method, along with the aggregate activity in related valuation allowances:

	2014	2013
Mortgage servicing rights
Balance, beginning of year	$746,968	$793,715
Additions	53,859	101,538
Amortization	(111,224)	(148,285)
Balance at end of year	689,603	746,968

Valuation allowances
Balance at beginning of year	73,392	129,279
Additions due to decreases in market value	—	—
Reduction due to increases in market value	—	(33,649)
Reduction due to payoff of loans	(16,423)	(22,238)
Balances at end of year	56,969	73,392

Mortgage servicing assets, net	$632,634	$673,576

Fair value disclosures
Fair value as of the beginning of the period	$1,120,000	$765,029
Fair value as of the end of the period	$979,699	$1,120,000

In prior years, a valuation allowance of $428,030 was necessary to adjust the aggregate cost basis of the mortgage servicing right asset to fair value.  The valuation allowance was adjusted during 2013 and 2014 due to payments received on the related loans as well as changes in the estimated market value on the mortgage servicing rights asset.

Comparable market values and a valuation model that calculates the present value of future cash flows were used to estimate fair value.  For purposes of measuring impairment, risk characteristics including product type, investor type, and interest rates, were used to stratify the originated mortgage servicing rights.